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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment to Form 8-K, filed November 3, 2003)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 31, 2003

Commission file number 000-28393

eCollege.com
(Exact name of registrant as specified in its charter)

Delaware	84-1351729
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4900 South Monaco Street, Denver, Colorado	80237
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (303) 873-7400

This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by eCollege.com on November 3, 2003 (the "Report on Form 8-K") filed in connection with the acquisition of Datamark, Inc. The Report on Form 8-K is being amended and supplemented solely to include the financial statements and pro forma financial information required by Item 7.

eCollege.com

PART I
FINANCIAL INFORMATION

ITEM 7. FINANCIAL INFORMATION

eCollege.com
FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        The following financial statements, pro forma financial information and exhibits are filed as revisions to our current report on Form 8-K, filed on November 3, 2003.

        On October 31, 2003, eCollege.com ("eCollege" or the "Company"), pursuant to a definitive purchase agreement dated September 15, 2003, acquired all of the capital stock of Datamark, Inc. ("Datamark"). The Company paid total consideration of approximately $73 million to the sellers, consisting of $58 million in cash, $12 million in subordinated notes payable to the sellers (which have an estimated fair value of $9.3 million), and 150,000 shares of eCollege common stock (valued at approximately $2.5 million based on the average closing price per share of eCollege's common stock for the period two days prior and two days after the signing of the definitive purchase agreement on September 15, 2003). The $58 million in cash consideration was funded by cash on hand, which included the $30.5 million gross proceeds of our private placement of common stock which closed on August 19, 2003, proceeds from a $3 million term loan, and $20 million of proceeds from senior subordinated notes. In addition to the consideration paid to the sellers, the total purchase price to be allocated to the acquired assets will also include the fair value of the liabilities assumed, approximately $463 thousand related to the discount on 75,000 shares of the Company's common stock sold to Datamark's management in conjunction with the acquisition, and approximately $1.5 million in transaction costs (accounting, legal, etc.) directly related to the acquisition. The Company also expects to incur some additional costs in the months following the acquisition, such as integration costs, which will be expensed as incurred.

        In accordance with generally accepted accounting principles, the assets acquired and liabilities assumed in the Datamark acquisition will be recorded at their fair values. An appraisal firm is currently completing a valuation of Datamark's assets and liabilities, which will be used by the Company's management as the basis for recording the assets acquired and liabilities assumed in the acquisition. The Company expects to record a significant portion of the approximate $73 million purchase price as goodwill or intangible assets not subject to amortization. In addition, the Company expects to record a portion of the purchase price as identifiable intangible assets subject to amortization, primarily related to non-compete agreements and Datamark customer relationships. The Company has not finalized the valuation, therefore the following pro forma financial information reflects management's current estimate of the nature, allocated amounts, and useful lives of the acquired identifiable intangible assets and goodwill. As a result of the tentative nature of the estimates used in the accompanying pro forma information, the nature, allocated amounts, and estimated useful lives of the acquired identifiable intangible assets resulting from the transaction could be different and such differences could be significant.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial statements of business acquired.

          Audited financial statements required by Item 7(a) of Form 8-K for Datamark as of June 30, 2003 and December 31, 2002, 2001, and 2000, and for the six months ended June 30, 2003, the years ended December 31, 2002, and 2001, and for the period June 21, 2000 (date of inception) through December 31, 2000, are set forth in Exhibit 99.1 to this amendment to Form 8-K, which exhibit is hereby included herein.

  (b)
  Pro forma financial information.

          The unaudited pro forma combined financial information required by Item 7(b) of Form 8-K for the year ended December 31, 2002, for the nine months ended September 30, 2003 and as of September 30, 2003, is set forth in Exhibit 99.2 to this amendment to Form 8-K, which exhibits are hereby included herein.

        Item 7(c) is hereby amended and supplemented as follows:

  (c)
  Exhibits.

4.1	Stock Purchase Agreement dated as of October 31, 2003, among eCollege.com (the "Company") and the Investors listed on Schedule I attached thereto.
4.2	Registration Rights Agreement dated as of October 31, 2003, among the Company and the stockholders listed on Exhibit A thereto.
4.3	Registration Rights Agreement dated as of October 31, 2003, between the Company and Capital Resource Partners IV, L.P.
4.4	Form of Promissory Note dated October 31, 2003 issued by the Company to the parties identified on Schedule A thereto in the aggregate principal amount of $7,000,000.
4.5	Form of Promissory Note dated October 31, 2003 issued by the Company to the parties identified on Schedule A thereto in the aggregate principal amount of $5,000,000.
4.6	Common Stock Purchase Warrant of the Company dated October 31, 2003 issued to Capital Resource Partners IV, L.P.
4.7	Senior Subordinated Note dated October 31, 2003 issued by the Company to Capital Resource Partners IV, L.P.
10.1	Senior Subordinated Secured Note and Warrant Purchase Agreement dated as of October 31, 2003 among the Company, eCollege International, Inc. and Capital Resource Partners IV, L.P.
10.2	Loan and Security Agreement dated as of October 30, 2003 among Silicon Valley Bank, the Company and DataMark Inc.
10.3	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Arthur Benjamin.
10.4	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Thomas Dearden.
10.5	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Kevin Bodily.
23.1	Consent of Deloitte & Touche LLP.
99.1
Audited financial statements for Datamark as of June 30, 2003 and December 31, 2002, 2001, and 2000, and for the six months ended June 30, 2003, the years ended December 31, 2002, and 2001, and for the period June 21, 2000 (date of inception) through December 31, 2000.
99.2	Unaudited pro forma combined financial information for the year ended December 31, 2002, for the nine months ended September 30, 2003 and as of September 30, 2003.
99.3
Unaudited pro forma combined reconciliations of adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") to net income (loss) for the year ended December 31, 2002 and for the nine months ended September 30, 2003.

SIGNATURES

        In accordance with the requirements of the Securities Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized in Denver, Colorado, on this 2nd day of December, 2003.

eCollege.com
/s/ OAKLEIGH THORNE
Name:	Oakleigh Thorne
Title:	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
/s/ DOUGLAS H. KELSALL
Name:	Douglas H. Kelsall
Title:	President, Chief Operating Officer, Acting Chief Financial Officer, Secretary and Treasurer and Director (Principal Financial Officer)
/s/ WARD R. HUSETH
Name:	Ward R. Huseth, C.P.A.
Title:	Chief Accounting Officer

Exhibit Index
4.1	Stock Purchase Agreement dated as of October 31, 2003, among eCollege.com (the "Company") and the Investors listed on Schedule I attached thereto.
4.2	Registration Rights Agreement dated as of October 31, 2003, among the Company and the stockholders listed on Exhibit A thereto.
4.3	Registration Rights Agreement dated as of October 31, 2003, between the Company and Capital Resource Partners IV, L.P.
4.4	Form of Promissory Note dated October 31, 2003 issued by the Company to the parties identified on Schedule A thereto in the aggregate principal amount of $7,000,000.
4.5	Form of Promissory Note dated October 31, 2003 issued by the Company to the parties identified on Schedule A thereto in the aggregate principal amount of $5,000,000.
4.6	Common Stock Purchase Warrant of the Company dated October 31, 2003 issued to Capital Resource Partners IV, L.P.
4.7	Senior Subordinated Note dated October 31, 2003 issued by the Company to Capital Resource Partners IV, L.P.
10.1	Senior Subordinated Secured Note and Warrant Purchase Agreement dated as of October 31, 2003 among the Company, eCollege International, Inc. and Capital Resource Partners IV, L.P.
10.2	Loan and Security Agreement dated as of October 30, 2003 among Silicon Valley Bank, the Company and DataMark Inc.
10.3	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Arthur Benjamin.
10.4	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Thomas Dearden.
10.5	Employment Agreement dated as of September 15, 2003, between DataMark Inc. and Kevin Bodily.
23.1	Consent of Deloitte & Touche LLP.
99.1
Audited financial statements for Datamark as of June 30, 2003 and December 31, 2002, 2001, and 2000, and for the six months ended June 30, 2003, the years ended December 31, 2002, and 2001, and for the period June 21, 2000 (date of inception) through December 31, 2000.
99.2	Unaudited pro forma combined financial information for the year ended December 31, 2002, for the nine months ended September 30, 2003 and as of September 30, 2003.
99.3
Unaudited pro forma combined reconciliations of adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") to net income (loss) for the year ended December 31, 2002 and for the nine months ended September 30, 2003.

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TABLE OF CONTENTS
PART I FINANCIAL INFORMATION
  ITEM 7. FINANCIAL INFORMATION
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES